Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Arista Financial Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Patrizio, Chief Executive Officer and President of the Company, and I, Jonathan R. Tegge, Interim Chief Financial Officer of the Company, certify to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2019	/s/ Paul Patrizio
Paul Patrizio
Chief Executive Officer and President (principal executive officer)

Date: November 19, 2019	/s/ Jonathan R. Tegge
Jonathan R. Tegge
Interim Chief Financial Officer (principal financial officer)